UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 21, 2011

RADIANT LOGISTICS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-50283	04-3625550
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

405 114th Avenue, S.E., Third Floor, Bellevue, WA 98004
(Address of Principal Executive Offices) (Zip Code)

(425) 943-4599
(Registrant’s Telephone Number, Including Area Code)

                                                          N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Cautionary Note Regarding Forward-Looking Statements

This report includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding future operating performance, events, trends and plans. All statements other than statements of historical fact contained herein, including, without limitation, statements regarding our future financial position, are forward-looking statements. We have based these forward-looking statements on our current expectations and projections about future events. These forward-looking statements are not guarantees and are subject to known and unknown risks, uncertainties and assumptions about us that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Important factors that could cause our actual results to differ from our expectations, include but are not limited to, any material disruption in, or our inability to access funds from or maintain our credit facility on the terms disclosed, as well as those risk factors disclosed in Item 1A of our Report on Form 10-K for the year ended June 30, 2010  and other filings with the Securities and Exchange Commission and other public documents and press releases which can be found on our web-site (www.radiantdelivers.com). Readers are cautioned not to place undue reliance on our forward-looking statements, as they speak only as of the date made. Such statements are not guarantees of future performance or events and we undertake no obligation to disclose any revision to these forward-looking statements to reflect events or circumstances occurring after the date hereof.

Section 2 – Financial Information

Item 2.03  Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of Registrant.

In conjunction with its recently announced acquisition of DBA Distribution Services, Inc. (“DBA”), effective April 21, 2011, Radiant Logistics, Inc. and its affiliates (collectively, the “Company”) entered into a sixth amendment to its secured credit facility with Bank of America, N.A. (the “Facility”) to extend the Facility to March 31, 2013 and add DBA as a Loan Party thereof. The Facility is in the principal amount of $20 million (including availability for letters of credit), and provides for advances of up to 80% of the Company’s eligible accounts receivable. Advances under the Facility are available to fund future acquisitions, capital expenditures or for other corporate purposes. The Facility is collateralized by  accounts receivable and other assets of the Company.

The foregoing information is intended as a summary of the reported transaction and is qualified in its entirety by reference to the complete text of the Sixth Amendment to Loan Documents dated as of April 21, 2011, by and among Bank of America, N.A. and Radiant Logistics, Inc., Radiant Global Logistics, Inc. (f/k/a Airgroup Corporation), Radiant Logistics Global Services, Inc., and Radiant Logistics Partners, LLC,  Adcom Express, Inc. and DBA Distribution Services, Inc. which is filed as Exhibit 10.1 to this Report.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.  The following exhibits are furnished with this Current Report on Form 8-K:
No.	Description
10.1
Sixth Amendment to Loan Documents dated as of April 21, 2011, by and among Bank of America, N.A. and Radiant Logistics, Inc., Radiant Global Logistics, Inc. (f/k/a Airgroup Corporation), Radiant Logistics Global Services, Inc., and Radiant Logistics Partners, LLC, Adcom Express, Inc. and DBA Distribution Services, Inc

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Radiant Logistics, Inc.

Date: April 27, 2011	By: /s/ Bohn H. Crain
Bohn Crain Chief Executive Officer